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                                                                                             Annuities Service Center
                                                                                             Financial Professionals:
                                                                                             1-800-513-0805
                                                                                             www.prudentialannuities.com
[LOGO OF PRUDENTIAL]
                                                                                             Regular Mail Delivery
Prudential                                                                                   Annuities Service Center
PREMIER(R) RETIREMENT                                                                        P.O. Box 7960
VARIABLE ANNUITY APPLICATION FORM                                                            Philadelphia, PA 19176

Annuities are issued by Pruco Life Insurance Company of New Jersey                           Overnight Service, Certified or
                                                                                             Registered Mail Delivery
                                                                                             Prudential Annuities Service Center
                                                                                             2101 Welsh Road
                                                                                             Dresher, PA 19025

SECTION 1 . OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP

[_] Individual   [_] Custodian   [_] UTMA/UGMA   [_] Trust*   [_] Corporation*   [_] Other*                 |__________________|

*    If the Owner is a Trust,  Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

  Name (First, Middle, Last, or Trust/Entity)         [_] Male [_] Female     Birth Date (Mo/Day/Yr)          SSN/TIN
|___________________________________________________________________________|______/___/______________|     |__________________|

  Street Address                                        City                              State                ZIP
|_____________________________________________________|_________________________________|__________________| |_________________|

Telephone Number |_____________________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

C. CO-OWNER - NOT AVAILABLE FOR ENTITY-OWNED ANNUITIES OR QUALIFIED ANNUITIES.

[_] Check here to designate the Co-Owners as each other's Primary Beneficiary.

  Name (First, Middle, Last)                          [_] Male [_]Female      Birth Date (Mo/Day/Yr)          SSN/TIN
|___________________________________________________________________________|______/___/______________|     |__________________|

  Street Address                                        City                              State                ZIP
|_____________________________________________________|_________________________________|__________________| |_________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

Relationship to Owner: |____________________________________________________________________________|

D. ANNUITANT - COMPLETE THIS SECTION IF THE ANNUITANT IS NOT THE OWNER.

  Name (First, Middle, Last)                          [_] Male [_] Female     Birth Date (Mo/Day/Yr)          SSN/TIN
|___________________________________________________________________________|______/___/______________|     |__________________|

  Street Address                                        City                              State                ZIP
|_____________________________________________________|_________________________________|__________________| |_________________|

[_] U.S. Citizen   [_] Resident Alien/Citizen of: |____________________________________________________________________________|

[_] Non-Resident Alien/Citizen of: |_______________________________________________| (Submit IRS Form W-8 (BEN, ECI, EXP or IMY)

________________________________________________________________________________________________________________________________

                                     Networking No.                   Annuity No. (If established)
FOR BROKER/DEALER USE ONLY         |____________________________|   |__________________________________________________________|


PRVA-APP(5/11)NY                                                                                       ORD 203732 NY page 1 of 7
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SECTION 2 . BENEFICIARY INFORMATION

     .    For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

     .    For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA or SEP-IRA, the Plan must be listed as the Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other's Primary
Beneficiary, then only Contingent Beneficiaries may be designated below.

________________________________________________________________________________________________________________________________

Name (First, Middle, Last)                                                             Birth Date (Mo/Day/Yr)
|____________________________________________________________________________________|______/___/______________________________|

[_] Primary      Relationship                                     SSN/TIN                                    Percentage
[_] Contingent                                                                                                                %
               |________________________________________________|__________________________________________| |_________________|

Name (First, Middle, Last)                                                             Birth Date (Mo/Day/Yr)
|____________________________________________________________________________________|______/___/______________________________|

[_] Primary      Relationship                                     SSN/TIN                                    Percentage
[_] Contingent                                                                                                                %
               |________________________________________________|__________________________________________| |_________________|

Name (First, Middle, Last)                                                            Birth Date (Mo/Day/Yr)
|____________________________________________________________________________________|______/___/______________________________|

[_] Primary      Relationship                                     SSN/TIN                                    Percentage
[_] Contingent                                                                                                                %
               |________________________________________________|__________________________________________| |_________________|

SECTION 3 . ANNUITY INFORMATION

A. EXISTING ANNUITY OR LIFE INSURANCE COVERAGE

     1.   DO YOU HAVE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [_] YES [_] NO

     2.   WILL THE ANNUITY BEING APPLIED FOR REPLACE (IN WHOLE OR IN PART) ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE
          CONTRACTS? [_] YES [_] NO

          If yes, complete the following and submit the required Regulation 60 paperwork.

  Company Name                                   Policy or Annuity Number                   Year Issued
|______________________________________________|__________________________________________|____________________________________|

Use Section 7 of this Application to specify additional coverage.

B. TYPE OF CONTRACT BEING REQUESTED

[_] Non-Qualified   [_] SEP-IRA*   [_] Roth 401(k)*   [_] 457(b)*(gov't. entity)      [_] 401*(Plan Year)    |_________________|

[_] IRA             [_] Roth IRA   [_] 403(b)*        [_] 457(b)*(501(c) tax-exempt)  [_] Other              |_________________|

*    The following information is required if the contract being requested is an employer plan.

  Employer Plan No. (if available)                              Employer Plan Phone No.
|_____________________________________________________________|________________________________________________________________|

  Employer Plan Name                                            Employer Plan Contact Name
|_____________________________________________________________|________________________________________________________________|

  Street Address                                        City                              State                ZIP
|_____________________________________________________|_________________________________|__________________| |_________________|


PRVA-APP(5/11)NY                                                                                       ORD 203732 NY page 2 of 7
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SECTION 3 . ANNUITY INFORMATION (CONTINUED)

C. PURCHASE PAYMENTS

MAKE ALL CHECKS PAYABLE TO PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY. Purchase Payment amounts may be restricted by Pruco Life
Insurance Company of New Jersey; please see your prospectus for details.
________________________________________________________________________________________________________________________________

QUALIFIED CONTRACT PAYMENT TYPE                                       NON-QUALIFIED CONTRACT PAYMENT TYPE

Indicate type of initial estimated payment(s).                        Indicate type of initial estimated payment(s).

[_] Transfer...........  $[____________]                              [_] 1035 Exchange..................  $[____________]
[_] Rollover...........  $[____________]                              [_] Amount Enclosed................  $[____________]
[_] Direct Rollover....  $[____________]                              [_] CD Transfer or Mutual Fund
[_] IRA / Roth IRA                                                        Redemption.....................  $[____________]
    Contribution.......  $[____________] for tax year [____________]

If no year is indicated, contribution defaults to current tax year.

D. OPTIONAL BENEFITS

IF ELECTED, ADDITIONAL CHARGES, AGE AND INVESTMENT RESTRICTIONS MAY APPLY. PLEASE SEE THE PROSPECTUS FOR FULL DETAILS.

LIVING BENEFITS (ONLY ONE MAY BE CHOSEN.)

Income Benefits

[_] Highest Daily Lifetime(R) Income

[_] Spousal Highest Daily Lifetime(R) Income

SECTION 4 . NOTICES & DISCLAIMERS

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.


PRVA-APP(5/11)NY                                                                                       ORD 203732 NY page 3 of 7
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SECTION 5 . INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

INVESTMENT ALLOCATIONS

IF YOU ARE ELECTING AN OPTIONAL LIVING BENEFIT IN SECTION 3D, you must choose from ONE of the following three options:

     1.   PRUDENTIAL PORTFOLIO COMBINATIONS: You may pick ONE of the Prudential Portfolio Combinations in Box 1; OR

     2.   ASSET ALLOCATION PORTFOLIOS: Indicate the percent of your investment for each Asset Allocation Portfolio. Allocations made among these portfolios must total 100% (BOX 2); OR

     3.   CUSTOM PORTFOLIOS PROGRAM: You must allocate at least 30% among the individual portfolios listed in BOX 3 and the remaining percentage among the individual portfolios listed in BOX 2 and BOX 4 in any percent combinations. The
          Custom Portfolios Program will automatically be rebalanced quarterly to the allocations selected.

IF YOU ARE NOT ELECTING AN OPTIONAL LIVING BENEFIT, you may pick one of the Prudential Portfolio Combinations in Box 1; OR
allocate among any of the portfolios listed in BOXES 2, 3, or 4 in any percentage combination totaling 100%.

AUTOMATIC REBALANCING - AVAILABLE FOR OPTIONS 1 OR 2 ABOVE OR IF YOU ARE NOT ELECTING AN OPTIONAL LIVING BENEFIT

[_]  Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

     Day of the Month (1st - 28th) __________ Rebalancing Frequency: [_] Monthly [_] Quarterly [_] Semi-Annually [_] Annually

BOX 1 PRUDENTIAL PORTFOLIO COMBINATIONS

[_] COMBINATION 1                            [_] COMBINATION 2                            [_] COMBINATION 3
50% AST Capital Growth Asset Allocation      20% Franklin Templeton VIP Founding Funds    30% AST Horizon Growth Asset Allocation
30% Franklin Templeton VIP Founding Funds    Allocation Fund                              25% AST Academic Strategies Asset
Allocation Fund                              20% AST FI Pyramis(R) Asset Allocation       Allocation
20% AST First Trust Capital Appreciation     20% AST CLS Growth Asset Allocation          25% AST Schroders Multi-Asset World
Target                                       20% AST Advanced Strategies                  Strategies
20% AST First Trust Capital Appreciation                                                  20% AST Wellington Management Hedged
Target                                                                                    Equity

[_] COMBINATION 4                            [_] COMBINATION 5                            [_] COMBINATION 6
35% AST Balanced Asset Allocation            40% AST T. Rowe Price Asset Allocation       30% AST Horizon Moderate Asset Allocation
35% AST T. Rowe Price Asset Allocation       15% AST CLS Moderate Asset Allocation        25% AST Academic Strategies Asset
30% AST First Trust Balanced Target          15% AST First Trust Balanced Target          Allocation
                                             30% AST Advanced Strategies                  25% AST Schroders Multi-Asset World
                                                                                          Strategies
                                                                                          20% AST BlackRock Global Strategies

[_] COMBINATION 7                            [_] COMBINATION 8                            [_] COMBINATION 9
20% AST T. Rowe Price Asset Allocation       60% AST Preservation Asset Allocation        25% AST Preservation Asset Allocation
80% AST Preservation Asset Allocation        40% AST J.P. Morgan Strategic                75% AST J.P. Morgan Strategic
                                             Opportunities                                Opportunities

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the AUTOMATIC REBALANCING section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your Financial Professional are responsible for determining which Portfolio Combinations or Sub-account(s) are best for you.

BOX 2 ASSET ALLOCATION PORTFOLIOS %

TRADITIONAL                                  TACTICAL                                     ALTERNATIVE
[____] AST Balanced Asset Allocation         [____] AST CLS Growth Asset Allocation       [____] AST Academic Strategies Asset
[____] AST Capital Growth Asset Allocation   [____] AST CLS Moderate Asset Allocation     Allocation
[____] AST FI Pyramis(R) Asset Allocation    [____] AST Horizon Growth Asset Allocation   [____] AST Advanced Strategies
[____] AST Preservation Asset Allocation     [____] AST Horizon Moderate Asset            [____] AST BlackRock Global Strategies
[____] AST T. Rowe Price Asset Allocation    Allocation                                   [____] AST J.P. Morgan Strategic
[____] Franklin Templeton VIP Founding                                                    Opportunities
Funds Allocation Fund                        QUANTITATIVE                                 [____] AST Schroders Multi-Asset World
                                                                                          Strategies
                                             [____] AST First Trust Balanced Target       [____] AST Wellington Management Hedged
                                             [____] AST First Trust Capital               Equity
                                             Appreciation Target                                                BOX 2 TOTAL [____] %

BOX 3 BOND PORTFOLIOS %

[____] AST Lord Abbett Core Fixed Income     [____] AST Western Asset Core Plus Bond
[____] AST PIMCO Total Return Bond                                                                              BOX 3 TOTAL [____] %

                                                                                                                        (Continued)


PRVA-APP(5/11)NY                                                                                           ORD 203732 NY page 4 of 7
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SECTION 5 . INVESTMENT SELECTION NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS
(CONTINUED)

BOX 4 ADDITIONAL PORTFOLIOS %

LARGE-CAP GROWTH                             MID-CAP GROWTH                               INTERNATIONAL EQUITY
[____] AST Goldman Sachs Concentrated        [____] AST Goldman Sachs Mid-Cap Growth      [____] AST International Growth
Growth                                       [____] AST Neuberger Berman Mid-Cap Growth   [____] AST International Value
[____] AST Jennison Large-Cap Growth                                                      [____] AST JP Morgan International Equity
[____] AST Marsico Capital Growth            MID-CAP VALUE                                [____] AST MFS Global Equity
[____] AST MFS Growth                        [____] AST Mid-Cap Value                     [____] AST Parametric Emerging Markets
[____] AST T. Rowe Price Large-Cap Growth    [____] AST Neuberger Berman / LSV Mid-Cap    Equity
                                             Value
LARGE-CAP BLEND                                                                           SPECIALTY PORTFOLIO
[____] AST QMA US Equity Alpha               FIXED INCOME                                 [____] AST Cohen & Steers Realty
                                             [____] AST High Yield                        [____] AST Global Real Estate
LARGE-CAP VALUE                              [____] AST Money Market                      [____] AST T. Rowe Price Natural Resources
[____] AST AllianceBernstein Core Value      [____] AST PIMCO Limited Maturity Bond
[____] AST American Century Income &         [____] AST T. Rowe Price Global Bond
Growth
[____] AST BlackRock Value                   SMALL-CAP GROWTH
[____] AST Goldman Sachs Large-Cap Value     [____] AST Federated Aggressive Growth
[____] AST Jennison Large-Cap Value          [____] AST Small-Cap Growth
[____] AST Large-Cap Value
                                             SMALL-CAP VALUE
                                             [____] AST Goldman Sachs Small-Cap Value
                                             [____] AST Small-Cap Value                                         BOX 4 TOTAL [____] %

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                                                                                                    CUMULATIVE (TOTAL 100%) [____] %

SECTION 6 . E-DOCUMENTS

[_] By checking, providing my e-mail address below and signing Section 8, I consent to accept documents electronically for my variable annuity. E-mail notifications will be provided indicating that documents are available and will include instructions on how to quickly and easily access them on-line.

I understand that I will receive documents including but not limited to: statements, confirmations, privacy notices and prospectuses electronically, if available, until I notify Prudential that I am revoking my consent at which time I will begin receiving paper documents by mail. I also understand there are no fees charged by Prudential for the e-Documents service or for paper documents. See your Internet Service Provider for any other access fees that may apply.

E-mail Address     |_______________________________________________________________________________________________________________|

SECTION 7 . ADDITIONAL INFORMATION

IF NEEDED FOR:   . Special Instructions   . Beneficiaries                   . Contingent Annuitant (for custodial business only)
                 . Annuity Replacement    . Entity Authorized Individuals

|__________________________________________________________________________________________________________________________________|

|__________________________________________________________________________________________________________________________________|

|__________________________________________________________________________________________________________________________________|

|__________________________________________________________________________________________________________________________________|

|__________________________________________________________________________________________________________________________________|


PRVA-APP(5/11)NY                                                                                           ORD 203732 NY page 5 of 7
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SECTION 8 . OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S)

[_] By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc
(the "CD Prospectus") contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

------------------------------------------------------------------------------------------------------------------------------------

     .    I understand that if I have purchased another Non-Qualified Annuity from Pruco Life Insurance Company of New Jersey or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

     .    This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

     .    I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate contract investment options, are variable and not guaranteed as to a dollar amount;

     .    I represent to the best of my knowledge and belief that the statements made in this application are true and complete.

     .    I acknowledge that I have received a current prospectus for this annuity.

NOTE: FOR TRUSTS, CORPORATIONS OR OTHER ENTITY-OWNED APPLICATIONS: THIS APPLICATION MUST BE ACCOMPANIED BY A COMPLETED
CERTIFICATE OF ENTITY OWNERSHIP FORM.

REQUIRED->       State where signed   |_______________________________________________|

(IF APPLICATION IS SIGNED IN A STATE OTHER THAN THE OWNER'S STATE OF RESIDENCE, A CONTRACT SITUS FORM MAY BE REQUIRED.)

OWNER'S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN.
I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

[_] I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
REQUIRED TO AVOID BACKUP WITHHOLDING.


SIGN HERE->      |_______________________________________________________________|   |___________________/______/__________________|
                   Owner's signature                                                              Month     Day      Year

TITLE (IF ANY)-> |_______________________________________________________________|
                   If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.


SIGN HERE->      |_______________________________________________________________|   |___________________/______/__________________|
                   Co-Owner's signature                                                           Month     Day      Year


SIGN HERE->      |_______________________________________________________________|   |___________________/______/__________________|
                   Annuitant signature (if different from Owner)                                  Month     Day      Year


PRVA-APP(5/11)NY                                                                                           ORD 203732 NY page 6 of 7
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SECTION 9 . FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

A. FINANCIAL PROFESSIONAL

  Name (First, Middle, Last)
                                                                                                                                 %
|__________________________________________________________________________________________________________| |_____________________|

  ID Number                                  Telephone Number                            E-mail
|__________________________________________|___________________________________________|__________________________________________|

  Name (First, Middle, Last)
                                                                                                                                 %
|__________________________________________________________________________________________________________| |_____________________|

  ID Number                                  Telephone Number                             E-mail

|__________________________________________|___________________________________________|__________________________________________|

B. BROKER/DEALER

Name

|__________________________________________________________________________________________________________________________________|

C. REQUIRED QUESTIONS

Do you have any reason to believe that this applicant has any existing annuity or life insurance coverage?
[_] Yes [_] No

Do you have any reason to believe that the annuity applied for is to replace existing annuity or life insurance contracts?
If yes, complete and submit the required Regulation 60 paperwork.
[_] Yes [_] No

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner's investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life Insurance Company of New Jersey approved sales material.

I CERTIFY THAT I HAVE TRULY AND ACCURATELY RECORDED ON THIS APPLICATION THE INFORMATION PROVIDED BY THE APPLICANT. I
ACKNOWLEDGE THAT PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY WILL RELY ON THIS STATEMENT.

SIGN HERE->      |_______________________________________________________________|   |___________________/______/__________________|
                   Financial Professional signature                                               Month     Day      Year


SIGN HERE->      |_______________________________________________________________|   |___________________/______/__________________|
                   Financial Professional signature                                               Month     Day      Year


PRVA-APP(5/11)NY                                                                                           ORD 203732 NY page 7 of 7
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DEFINITIONS AND DISCLOSURES

You are advised to consult the prospectus or annuity for           IRS CODE 501
explanations of any of the terms used, or contact Pruco Life
with any questions.                                                Section of the Internal Revenue Code that generally exempts certain corporations and trusts from Federal income tax. This
ANNUITY COMMENCEMENT DATE                                          exemption covers charitable organizations.

The Annuity Date will be the first day of the month following      WITHHOLDING STATEMENT
the 95th birthday of the oldest of any Owner, Co-Owner or
Primary Annuitant. If you would like to elect an earlier Annuity   Federal and some state laws require that Pruco Life withhold
Date, you may do so once the contract is issued by completing an   income tax from certain cash distributions, unless the recipient
Annuity Change Form.                                               requests that we not withhold. You may not opt out of
                                                                   withholding unless you have provided Pruco Life with a U.S.
BENEFICIARIES                                                      residence address and a Social Security Number/Taxpayer
                                                                   Identification Number.
..    The Owner reserves the right to change the Beneficiary
     unless the Owner notifies Pruco Life in writing that the      If you request a distribution that is subject to withholding and
     Beneficiary designation is irrevocable.                       do not inform us in writing NOT to withhold Federal Income Tax before the date payment must be made, the legal requirements are
..    If an Attorney-in-Fact signs the enrollment, the              for us to withhold tax from such payment.
     Attorney-in-Fact may only be designated as a Beneficiary if
     the Power-of-Attorney instrument and the relevant state law   If you elect not to have tax withheld from a distribution or if
     permit it.                                                    the amount of Federal Income Tax withheld is insufficient, you may be responsible for payment of estimated tax. You may incur
DEATH BENEFIT                                                      penalties under the estimated tax rules if your withholding estimated tax payments are not sufficient. For this purpose you
Death benefit proceeds are payable in equal shares to the          may wish to consult with your tax advisor.
surviving Beneficiaries in the appropriate Beneficiary class
unless you request otherwise.                                      Some states have enacted State tax withholding. Generally, however, an election out of Federal withholding is an election
The death benefit under Pruco Life becomes payable to the          out of State withholding.
designated Beneficiary upon first death of any Owner. For
Entity-Owned Annuities, the death benefit is paid upon the death   SITUS RULES
of the Annuitant unless a Contingent Annuitant has been named.
                                                                   Contracts solicited, signed and issued outside of the client's
TRANSACTION CONFIRMATIONS                                          resident state require that a fully completed Situs Form be submitted with the application. In the event that the financial
We may confirm regularly scheduled transactions, including, but    professional is licensed in both the client's resident state and
not limited to, the Annual Maintenance Fee, Premium Based          the state of solicitation, and where the Situs Form criteria is
Charge, Electronic Fund Transfer, Systematic Withdrawal/Minimum    not applicable, the annuity may be issued in the client's
Distribution/72(t)/72(q) programs, Static Rebalancing, and         resident state. The Additional Information Section of the
Dollar Cost Averaging in quarterly statements instead of           application should be noted to reflect that the contract should
confirming those transactions immediately.                         be issued in the client's resident state and not the state of signing.
E-DOCUMENTS
                                                                   Please note that all state specific requirements apply to the
If the e-Documents service is elected, the Owner(s) will not       state in which the contract is being issued.
receive paper documents, unless paper documents are specifically
requested. You must include the e-mail address of the Owner(s)     Prudential, Prudential Financial, Prudential Annuities, the Rock
who will be notified by e-mail when documents are available for    logo and the Rock Prudential logo are registered service marks
viewing on the Prudential Web site. You may update your            of The Prudential Insurance Company of America and its
subscription information, change your e-mail address, and revoke   affiliates.
consent or obtain a paper copy of any document by contacting
ANNUITIES SERVICE CENTER at 1-800-513-0805 or by e-mail at
SERVICE@PRUDENTIAL.COM. The availability of certain e-Documents may be subject to change. Pruco Life will notify you regarding changes to the types of documents offered electronically for viewing.

Consent will be withdrawn upon due proof of your death, if all of your contracts are fully surrendered or when you notify us that you are revoking your consent to e-Documents service.

INVESTMENT SELECTION

Pyramis is a registered service mark of FMR LLC. Used under license.
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